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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

     We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (No. 33-85008), No. 33-65578 and No. 33-62751) of IMP,
Inc. of our report dated May 9, 1997, appearing in this Annual Report on Form 10-K. We also consent to the incorporation by reference of our report on the Financial Statement Schedule, which appears in the Form 10-K.

PRICE WATERHOUSE LLP

San Jose, California
June 24, 1997